Exhibit 10.4 Joinder Agreement

      THIS JOINDER AGREEMENT (the "Agreement") made as of this October 1, 2004 (the "Effective Date"), by and among and those persons executing this Agreement whose names and addresses are set forth in the signature pages (collectively, the "Shareholders), owning all of the issued and outstanding shares of Advance Nanotech, Inc. ("ADNANO"), a Delaware corporation with its principal address at 712 5th Avenue, New York, New York 10019; Howard Blum ("Blum"); Artwork & Beyond, Inc. ("ARTWORK"), a Colorado corporation, with a principal address at 331-E Dante Court, Holbrook, New York, NY 11741 and Artwork & Beyond, Inc. (" the Sub"), a Delaware corporation and wholly owned subsidiary of ARTWORK, with a principal address at 331-E Dante Court, Holbrook, New York, NY 11741.

                                  INTRODUCTION

      WHEREAS, the Shareholders and ARTWORK are about to enter into an Exchange Agreement pursuant to which the Shareholders desire to exchange all of their shares of the common stock of ADNANO for an aggregate of 70,000,000 shares of the common stock and a rights agreement for a further 1,910,000,000 shares of common stock of ARTWORK (hereinafter, the "Exchange") with the result being that ADNANO will become a wholly owned subsidiary of ARTWORK;

      Whereas, as a condition of such Exchange Agreement ARTWORK is obliged to dispose of its wholly owned subsidiary. (Subsidiary) and be "debt free";

      Whereas, Blum and ARTWORK have entered into an agreement for Blum to acquire the Sub and for Blum to assume all the outstanding liabilities of Artwork;

      Whereas, Blum's acquisition of the Sub and the obligation to assume outstanding liability is conditioned upon payments made to the Sub by the Shareholders.

      NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be bound hereby, do mutually agree as follows:

      1. In consideration of Blum agreeing to acquire the shares of the Sub and to assume and pay for existing liabilities of ARTWORK, existing or arising out of circumstances or events prior to the closing of the Exchanges, any liabilities of Sub, and any claims arising out of or in connection with the spin-off of Sub to Blum as set forth in the Spin-Off Agreement. The Shareholders agree to pay the Sub $425,000.000 of which $100,000 shall be paid at closing and the balance as follows:

                  30 days after closing              $100,000
                  60 days after closing              $100,000
                  90 days after closing              $125,000

If any of the above post-closing amounts are not paid, then ARTWORK will issue Blum 10,000 shares of its common stock per day. If any amount which is overdue is not paid within thirty days of the date such payment is due, Blum shall have the right to elect to cause the Exchange to be rescinded, in which event, the Shareholders irrevocably agree to vote their shares of ARTWORK and take such other actions as may be reasonably necessary to cause such recission, upon which ADNANO shall be owned by the shareholders, rather than by ARTWORK, and the shareholders shall have no interest in ARTWORK. In no event however, shall any prior payments made by shareholders be returned. As used in this agreement the term "Liabilities" shall be that of the Exchange Agreement under Section 1.1.

      2. All notices, requests, demands, or other communications with respect to this Agreement shall be in writing and shall be (i) sent by facsimile transmission, (ii) or with respect of notices from the United States sent by the United States Postal Service, registered or certified mail, return receipt requested, or (iii) personally delivered by a nationally recognized express overnight courier service, charges prepaid, to the following addresses (or such other addresses as the parties may specify from time to time in accordance with this Section):

        (a) If to Shareholders:
        or ARTWORK after closing
                                19th Floor, 712 5th Avenue, New York, 10019-4108
                                Attention: Advance Nanotech, Inc.
                                Director of Strategic Transactions
                                Fax: (212) 581 1922

        (b) If to Blum or Sub:  Howard Blum
                                331-E Dante Court
                                Holbrook, NY 11741
                                Fax (631) 471 8330

All such notices shall, when sent in accordance with the preceding sentence, be deemed to have been given and received on the earliest of (i) the day delivered to such address by hand, if personally delivered; or sent by facsimile transmission provided such transmission has been confirmed as sent, (ii) the fifth (5th) business day following the date deposited with the United States Postal Service, First Class postage prepaid, or (iii) the next business day after shipment overnight by recognized courier service.

      3. This Agreement shall be construed and enforced in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.

      4. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same Agreement.

      5. No failure or delay on the part of the parties hereto to exercise any right, power, or privilege hereunder or under any instrument executed pursuant hereto shall operate as a waiver nor shall any single or partial exercise of any right, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. All rights, powers, and privileges granted herein shall be in addition to other rights and remedies to which the parties may be entitled at law or in equity.

      6. This Agreement, including any exhibits and Disclosure Schedules attached hereto, sets forth the entire understandings of the parties with respect to the subject matter hereof, and it incorporates and merges any and all previous communications, understandings, oral or written as to the subject matter hereof, and cannot be amended, waived or changed except in writing, signed by the party to be bound thereby.

      .

      .


      7. To the extent that any provision of this Agreement shall be invalid or unenforceable, it shall be considered deleted hereof and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect.

      IN WITNESS WHEREOF, the parties have executed this agreement as of the Effective Date.


                                     ARTWORK & BEYOND, INC.



                                     By: _____________________________________
                                         Name:
                                         Title:



                                     ARTWORK & BEYOND, INC.(THE SUB)



                                     By: _____________________________________
                                         Name:
                                         Title:


                                     -------------------------------------
                                     Howard Blum

                                     SHAREHOLDERS:


Core Capital Holdings LLC

No. of shares of ADNANO: 500,000

                                     By: _____________________________________
                                         Name:
                                         Title:


Lyra Holdings Limited

No. of shares of ADNANO: 1,000,000

                                     By: _____________________________________
                                         Name:
                                         Title:


Sterling FCS Limited

No. of shares of ADNANO: 1,500,000

                                     By: _____________________________________
                                         Name:
                                         Title:

CABEL Technology, Inc.

No. of shares of ADNANO: 5,000,000

                                     By: _____________________________________
                                         Name:
                                         Title:

SOFI Ventures Ltd.

No. of shares of ADNANO: 3,000,000

                                     By: _____________________________________
                                         Name:
                                         Title:

Monmay Limited

No. of shares of ADNANO: 3,000,000

                                     By: _____________________________________
                                         Name:
                                         Title:

JSMCL Capital Limited

No. of shares of ADNANO: 4,000,000

                                     By: _____________________________________
                                         Name:
                                         Title:



L Wise Investments Limited

No. of shares of ADNANO: 1,000,000

                                     By: _____________________________________
                                         Name:
                                         Title:

SBI Bioventures Limited

No. of shares of ADNANO: 1,000,000

                                     By: _____________________________________
                                         Name:
                                         Title: